EXHIBIT 16
                            Schedule of Computations

The following illustrates the current yield calculation for the seven day base periods for the Money Market Funds of Seven Seas Series Fund.

Money Market Fund
-----------------
   08/31/96
   --------
   Value of hypothetical pre-existing account with exactly
        one share at the beginning of the base period.....................................................      $1.000000000
   Value of the same account (excluding capital changes)
        at the end of the seven-day base period                                                                  1.000972083
   Net change in account value                                                                                    .000972083
   Annualized Current Net Yield
        [.000972083 x (365/7)]                                                                                   5.07%
   Annualized Effective Net Yield
        [(.000972083+1) (365/7)]-1                                                                               5.20%

   05/31/96
   --------
   Value of hypothetical pre-existing account with exactly
        one share at the beginning of the base period                                                           $1.000000000
   Value of the same account (excluding capital changes)
        at the end of the seven-day base period                                                                  1.000964740
   Net change in account value                                                                                    .000964740
   Annualized Current Net Yield
        [.000964740 x (365/7)]                                                                                   5.03%
   Annualized Effective Net Yield
        [(.000964740+1) (365/7)]-1                                                                               5.16%

   02/29/96
   --------
   Value of hypothetical pre-existing account with exactly
        one share at the beginning of the base period                                                           $1.000000000
   Value of the same account (excluding capital changes)
        at the end of the seven-day base period                                                                  1.000968578
   Net change in account value                                                                                    .000968578
   Annualized Current Net Yield
        [.000968578 x (365/7)]                                                                                   5.05%
   Annualized Effective Net Yield
        [(.000968578+1) (365/7)]-1                                                                               5.18%

   11/30/95
   --------
   Value of hypothetical pre-existing account with exactly
        one share at the beginning of the base period                                                           $1.000000000
   Value of the same account (excluding capital changes)
        at the end of the seven-day base period
                                                                                                                 1.001055351
   Net change in account value                                                                                    .001055351
   Annualized Current Net Yield
        [.001055351 x (365/7)]                                                                                   5.50%
   Annualized Effective Net Yield
        [(.001055351+1) (365/7)]-1                                                                               5.65%






US Government Money Market Fund
-------------------------------

08/31/96
--------
Value of hypothetical pre-existing account with exactly
     one share at the beginning of the base period                                                           $1.000000000
Value of the same account (excluding capital changes)
     at the end of the seven-day base period                                                                  1.000957385
Net change in account value                                                                                    .000957385
Annualized Current Net Yield
     [.000957385 x (365/7)]                                                                                   4.99%
Annualized Effective Net Yield
     [(.000957385+1) (365/7)]-1                                                                               5.12%

05/31/96
--------
Value of hypothetical pre-existing account with exactly
     one share at the beginning of the base period                                                           $1.000000000
Value of the same account (excluding capital changes)
     at the end of the seven-day base period                                                                  1.000951183
Net change in account value                                                                                    .000951183
Annualized Current Net Yield
     [.000951183 x (365/7)]                                                                                  4.96%
Annualized Effective Net Yield
     [(.000951183+1) (365/7)]-1                                                                               5.08%

02/29/96
--------
Value of hypothetical pre-existing account with exactly
     one share at the beginning of the base period                                                           $1.000000000
Value of the same account (excluding capital changes)
     at the end of the seven-day base period                                                                  1.000972088
Net change in account value                                                                                    .000972088
Annualized Current Net Yield
     [.000972088 x (365/7)]                                                                                   5.07%
Annualized Effective Net Yield
     [(.000972088+1) (365/7)]-1                                                                               5.20%

11/30/95
--------
Value of hypothetical pre-existing account with exactly
     one share at the beginning of the base period                                                           $1.000000000
Value of the same account (excluding capital changes)
     at the end of the seven-day base period                                                                  1.001036498
Net change in account value                                                                                    .001036498
Annualized Current Net Yield
     [.001036498 x (365/7)]                                                                                   5.40%
Annualized Effective Net Yield
     [(.001036498+1) (365/7)]-1                                                                               5.55%





Prime Money Market
------------------

08/31/96
--------
Value of hypothetical pre-existing account with exactly
     one share at the beginning of the base period                                                           $1.000000000
Value of the same account (excluding capital changes)
     at the end of the seven-day base period                                                                  1.001011306
Net change in account value                                                                                    .001011306
Annualized Current Net Yield
     [.001011306 x (365/7)]                                                                                   5.27%
Annualized Effective Net Yield
     [(.001011306+1) (365/7)]-1                                                                               5.41%

05/31/96
--------
Value of hypothetical pre-existing account with exactly
     one share at the beginning of the base period                                                           $1.000000000
Value of the same account (excluding capital changes)
     at the end of the seven-day base period                                                                  1.001005535
Net change in account value                                                                                    .001005535
Annualized Current Net Yield
     [.001005535 x (365/7)]                                                                                   5.24%
Annualized Effective Net Yield
     [(.001005535+1) (365/7)]-1                                                                               5.38%

02/29/96
--------
Value of hypothetical pre-existing account with exactly
     one share at the beginning of the base period                                                           $1.000000000
Value of the same account (excluding capital changes)
     at the end of the seven-day base period                                                                  1.001010742
Net change in account value                                                                                    .001010742
Annualized Current Net Yield
     [.001010742 x (365/7)]                                                                                   5.27%
Annualized Effective Net Yield
     [(.001010742+1) (365/7)]-1                                                                               5.41%


11/30/95
--------
Value of hypothetical pre-existing account with exactly
     one share at the beginning of the base period                                                           $1.000000000
Value of the same account (excluding capital changes)
     at the end of the seven-day base period                                                                  1.001108256
Net change in account value                                                                                    .001108256
Annualized Current Net Yield
     [.001108256 x (365/7)]                                                                                   5.78%
Annualized Effective Net Yield
     [(.001108256+1) (365/7)]-1                                                                               5.95%







Treasury Money Market
---------------------

08/31/96
--------
Value of hypothetical pre-existing account with exactly
     one share at the beginning of the base period                                                           $1.000000000
Value of the same account (excluding capital changes)
     at the end of the seven-day base period                                                                  1.000983778
Net change in account value                                                                                    .000983778
Annualized Current Net Yield
     [.000983778 x (365/7)]                                                                                   5.13%
Annualized Effective Net Yield
     [(.000983778+1) (365/7)]-1                                                                               5.26%

05/31/96
--------
Value of hypothetical pre-existing account with exactly
     one share at the beginning of the base period                                                           $1.000000000
Value of the same account (excluding capital changes)
     at the end of the seven-day base period                                                                  1.000967582
Net change in account value                                                                                    .000967582
Annualized Current Net Yield
     [.000967582 x (365/7)]                                                                                   5.05%
Annualized Effective Net Yield
     [(.000967582+1) (365/7)]-1                                                                               5.17%

02/29/96
--------
Value of hypothetical pre-existing account with exactly
     one share at the beginning of the base period                                                           $1.000000000
Value of the same account (excluding capital changes)
     at the end of the seven-day base period                                                                  1.000975637
Net change in account value                                                                                    .000975637
Annualized Current Net Yield
     [.000975637 x (365/7)]                                                                                   5.09%
Annualized Effective Net Yield
     [(.000975637+1) (365/7)]-1                                                                               5.22%

11/30/95
--------
Value of hypothetical pre-existing account with exactly
     one share at the beginning of the base period                                                           $1.000000000
Value of the same account (excluding capital changes)
     at the end of the seven-day base period                                                                  1.001078326
Net change in account value                                                                                    .001078326
Annualized Current Net Yield
     [.001078326 x (365/7)]                                                                                   5.62%
Annualized Effective Net Yield
     [(.001078326+1) (365/7)]-1                                                                               5.78%







Tax Free Money Market
---------------------

08/31/96
--------
Value of hypothetical pre-existing account with exactly
     one share at the beginning of the base period                                                           $1.000000000
Value of the same account (excluding capital changes)
     at the end of the seven-day base period                                                                  1.000553081
Net change in account value                                                                                    .000553081
Annualized Current Net Yield
     [.000553081 x (365/7)]                                                                                   2.88%
Annualized Current Tax Equivalent Net Yield
     [2.88%/(1-0.396)]                                                                                        4.77%
Annualized Effective Net Yield
     [(.000553081+1) (365/7)]-1                                                                               2.93%
Annualized Effective Tax Equivalent Net Yield
     [2.93%/(1-0.396)]                                                                                        4.84%
30 Day Annualized Current Net Yield                                                                           2.88%
30 Day Annualized Current Tax Equivalent Net Yield                                                            4.78%

05/31/96
--------
Value of hypothetical pre-existing account with exactly
     one share at the beginning of the base period                                                           $1.000000000
Value of the same account (excluding capital changes)
     at the end of the seven-day base period                                                                  1.000562000
Net change in account value                                                                                    .000562000
Annualized Current Net Yield
     [.000562000 x (365/7)]                                                                                   2.93%
Annualized Current Tax Equivalent Net Yield
     [2.93%/(1-0.396)]                                                                                        4.85%
Annualized Effective Net Yield
     [(.000562000+1) (365/7)]-1                                                                               2.97%
Annualized Effective Tax Equivalent Net Yield
     [2.97%/(1-0.396)]                                                                                        4.92%
30 Day Annualized Current Net Yield                                                                           2.98%
30 Day Annualized Current Tax Equivalent Net Yield                                                            4.94%





Tax Free Money Market (continued)
---------------------------------

02/29/96
--------
Value of hypothetical pre-existing account with exactly
     one share at the beginning of the base period                                                           $1.000000000
Value of the same account (excluding capital changes)
     at the end of the seven-day base period                                                                  1.000555790
Net change in account value                                                                                    .000555790
Annualized Current Net Yield
     [.000555790 x (365/7)]                                                                                   2.90%
Annualized Current Tax Equivalent Net Yield
     [2.90%/(1-0.396)]                                                                                        4.80%
Annualized Effective Net Yield
     [(.000555790+1) (365/7)]-1                                                                               2.94%
Annualized Effective Tax Equivalent Net Yield
     [2.94%/(1-0.396)]                                                                                        4.87%
30 Day Annualized Current Net Yield                                                                           2.92%
30 Day Annualized Current Tax Equivalent Net Yield                                                            4.84%

11/30/95
--------
Value of hypothetical pre-existing account with exactly
     one share at the beginning of the base period                                                           $1.000000000
Value of the same account (excluding capital changes)
     at the end of the seven-day base period                                                                  1.000622194
Net change in account value                                                                                    .000622194
Annualized Current Net Yield
     [.000622194 x (365/7)]                                                                                   3.24%
Annualized Current Tax Equivalent Net Yield
     [3.24%/(1-0.396)]                                                                                        5.37%
Annualized Effective Net Yield
     [(.000622194+1) (365/7)]-1                                                                               3.30%
Annualized Effective Tax Equivalent Net Yield
     [3.30%/(1-0.396)]                                                                                        5.46%
30 Day Annualized Current Net Yield                                                                           3.22%
30 Day Annualized Current Tax Equivalent Net Yield                                                            5.33%


                      Schedule of Current Yield Computation
                          For the Period Ended 08/31/96
                            (Non-Money Market Funds)


The following is the yield calculation based on a 30-day period computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                      a_b
         YIELD = 2[(______ +1)6 -1]
                      cd

Where:  a =  dividends and interest earned during the 30 day period.

        b =  expenses accrued for the 30 day period (net of reimbursements).

        c = the average daily number of shares outstanding that were entitled to receive dividends.

        d =  the maximum offering price per share on the last day of the period.


Yield Plus
----------
                      4,965,620.31    -  286,681.83
         YIELD = 2[(__________________________________+1)6 -1] = 5.52%
                      102,922,723.93  x  10.00


Intermediate
------------
                      224,318.02    -    19,884.86
         YIELD = 2[(__________________________________+1)6 -1] = 6.05%
                      4,290,895.04  x    9.57


Bond Market
-----------
                       159,379.35    -    16,611.48
         YIELD = 2[(__________________________________+1)6 -1] = 6.05%
                       2,977,776.68  x    9.63

                          Average Annual Total Returns
                          For the Period Ended 08/31/96

The following are the average annual total returns for the Seven Seas Series Funds, computed by finding the average compounded rates of return over the periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                                  P(1 + T)n = ERV
Where:              P  =     a hypothetical initial payment of $1,000
                    T  =     average annual total return
                    N  =     number of years
                  ERV  =     ending redeemable value of a hypothetical $1,000
                             payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).


S&P 500 Index
-------------
  3.67 years                                                  $1,000 (1 + 14.30%)3.67             = $1,633
  1    year                                                   $1,000 (1 + 18.46%)1                = $1,185
                                   --------------------------------------------
Small Cap
---------
  4.17  years                                                 $1,000 (1 + 19.16%)4.17             = $2,077
  1     year                                                  $1,000 (1 + 23.14%)1                = $1,231
                                   --------------------------------------------
Matrix Equity
-------------
  4.33  years                                                 $1,000 (1 + 13.50%)4.33             = $1,730
  1     year                                                  $1,000 (1 + 14.67%)1                = $1,147
                                   --------------------------------------------
Growth & Income
---------------
  3  years                                                    $1,000 (1 + 11.75%)3                = $1,396
  1  year                                                     $1,000 (1 + 13.57%)1                = $1,136
                                   --------------------------------------------
Emerging Markets
----------------
2.50 years                                                     $1,000 (1 + 4.64%)2.50              = $1,120
  1  year                                                      $1,000 (1 + 7.83%)1                 = $1,078
                                   --------------------------------------------
Active International
--------------------
  1.48 years                                                   $1,000 (1 + 10.33%)1.48             = $1,157
  1    year                                                    $1,000 (1 + 6.22%)1                 = $1,062
                                   --------------------------------------------
Yield Plus
----------
  3.81  years                                                  $1,000 (1 + 4.79%)3.81              = $1,195
  1     year                                                   $1,000 (1 + 5.73%)1                 = $1,057
                                   --------------------------------------------
Intermediate
------------
  3  years                                                     $1,000 (1 + 3.43%)3                 = $1,106
  1  year                                                      $1,000 (1 + 4.12%)1                 = $1,041
                                   --------------------------------------------
Bond Market
-----------
  .56 years                                                   $1,000 (1 + (2.19)%)                 = $978
                                  Periods less than one year are not annualized
